UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

EXPLANATORY NOTE
This report amends the report on Form 8-K dated May 24, 2017 filed by Macy’s, Inc. (“Macy’s” or the “Company”) reporting final voting results of Macy’s annual meeting of shareholders held on May 19, 2017. The sole purpose of this amendment is to disclose, pursuant to Item 5.07(d) of Form 8-K, Macy’s decision regarding how frequently it will conduct future shareholder advisory votes on executive compensation.
Item 5.07 Submission of Matters to a Vote of Security Holders
In accordance with the Board of Directors’ recommendation and the voting results on the advisory vote on the frequency of the shareholder vote on executive compensation at Macy’s 2017 annual meeting, the Company will include an advisory shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: September 8, 2017	By: /s/Elisa D. Garcia
Name: Elisa D. Garcia
Title: Chief Legal Officer and Secretary